UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

January 26, 2006

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1945204
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

                On January 26, 2006, Eschelon Telecom, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s proposed acquisition of Oregon Telecom, Inc.  The Company will host a conference call at 11:00 a.m. Central Time on January 27, 2006 to discuss the transaction which can be accessed as follows:

Conference call number: (800) 240-2430

Confirmation Code: none needed

Replay number: (800) 405-2236 (The replay will be available between January 27, 2006 at 1:00 p.m. CT and Friday, February 3, 2006 at 11:59 p.m. CT.)

Replay passcode: 11052392#

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.  99.1 Press Release dated January 26, 2006.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2006	Eschelon Telecom, Inc.

/s/Richard A. Smith
	By:	Richard A. Smith
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on January 26, 2006.